Exhibit 99.1

Aether Completes Sale of Mobile Government Division

Company Now Focused on Managing Leveraged Portfolio of Mortgage-Backed Securities

OWINGS MILLS, MD — October 1, 2004 — Aether Systems, Inc. (NASDAQ: AETH) announced that it has completed the sale of its Mobile Government division to BIO-key International, Inc. (OTCBB: BKYI). As previously announced, the purchase price was $10 million in cash, which is subject to a post-closing adjustment to reflect changes in the Mobile Government division’s working capital since June 30, 2004.

“With the closing of the sale of our Mobile Government division and the recently completed sale of our Transportation division, we can now focus solely on our residential mortgage-backed securities business that we decided to implement earlier this year,” said David Oros, Aether’s chairman and CEO. The Company said that it will continue to build its portfolio consistent with the guidelines previously disclosed, with investments in residential mortgage-backed securities and leverage in amounts considered appropriate to reflect market conditions and the advice of its investment advisors.

About Aether Systems

Aether Systems owns and manages a portfolio of residential mortgage-backed securities and other short-term government agency investments. Our principal business objective is to generate net income from the spread between the interest income on these securities and the costs of borrowing to finance their acquisition.

About BIO-key International

BIO-key (http://www.bio-key.com) develops and delivers advanced identification solutions and information services to law enforcement departments, public safety agencies, governments and private sector customers. BIO-key’s mobile wireless technology provides first responders with critical, reliable real time data and images from local, state and national databases. BIO-key’s high performance, scalable, cost effective and easy to deploy biometric finger identification technology accurately identifies and authenticates users of wireless and enterprise data to improve security, convenience and privacy as well as reducing identity theft.

Forward-Looking Statement Disclosure

This press release contains “forward-looking statements,” as such term is used in the Securities Exchange Act of 1934, as amended. Such forward looking statements include those regarding the Company’s expectations about the implementation of the new residential mortgage-backed securities strategy. When used herein, the words “anticipate,” “believe,” “estimate,” “intend,” “may,” “will,” and “expect” and similar expressions as they relate to Aether or its management are intended to identify such forward-looking statements. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties. They are not guarantees of future performance or results. The Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include: (1) we may not be able to implement our new mortgage-backed securities strategy successfully, or the results of such implementation may be inconsistent with our expectations; (2) our future financial results may be negatively affected by contingent or retained liabilities relating to businesses that we sold; (3) the mortgage-backed securities strategy we are implementing involves significant risks related to changes in interest rates and the complexities of managing the overall yield of a leveraged portfolio; (4) leverage that we incur to expand the size of the mortgage-backed securities portfolio may limit our financial flexibility and could have a substantial negative effect on our financial results if we do not successfully manage the risks of borrowing; (5) in managing the mortgage-backed securities portfolio, we will depend heavily on Friedman, Billings, Ramsey & Co., Inc., who may choose to cease working with us, in which event our performance could be negatively affected; and (6) other factors discussed in our Current Report on Form 8-K filed on June 10, 2004 with the Securities and Exchange Commission. Aether undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of these and other risks and uncertainties, you should carefully review our 2003 Annual Report on Form 10-K, as well as our other filings with the Securities and Exchange Commission.

Contact:
      Aether Systems, Inc.
      Steven Bass, 443-394-5029

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